SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                 FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):   September 19, 2000



                     SIMON TRANSPORTATION SERVICES INC.
           (Exact name of registrant as specified in its charter)



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           Nevada                      0-27208                    87-0545608
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation                                         Identification No.)
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5175 West 2100 South, West Valley City, Utah                       84123
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code                (801) 924-7000


                            N/A
(Former name or former address, if changed since last report.)






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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On September 19, 2000, Jerry Moyes, through the Moyes Children's Limited Partnership (the "Partnership"), completed the purchase of all 913,751 shares of the registrant's Class B common stock (the "Purchase") from a trust affiliated with the registrant's then-Chairman and Chief Executive Officer, Richard D. Simon. The Partnership used borrowed funds to finance the private transaction at a price of $9.00 per share for an aggregate purchase price of $8,223,759. The funds for the Purchase were obtained through a margin loan from the investment banking firm of Morgan Keegan & Company, Inc. The margin loan is at a market interest rate and secured by shares acquired in the Purchase and shares of Swift Transportation Co., Inc. common stock owned by the Partnership.

         The Class B common stock had entitled Mr. Simon and his family members to two votes per share, but were automatically converted into shares of Class A common stock (the "Shares") when sold to the Partnership and entitle the Partnership to only one vote per share. With the double-voting Class B common stock, Mr. Simon controlled approximately 26% of the combined voting power of the Class A and Class B common stock. Following the Purchase, Mr. Moyes individually, SME Steel Contractors, Inc., a Utah corporation ("SME-Utah"), The Jerry & Vickie Moyes Family Trust Dated 12/11/87 (the "Moyes Trust"), and the Partnership together hold beneficial ownership of approximately 48% of the outstanding Class A common stock, the only class outstanding following the Purchase. Mr. Moyes is the direct and beneficial owner of 348,000 shares. SME-Utah is the direct and beneficial owner of 456,800 Shares. Mr. Moyes owns approximately 75% of the outstanding voting stock of SME Industries Inc., a Nevada corporation, which in turn owns 100% of the outstanding voting stock of SME-Utah. The Moyes Trust is the direct and beneficial owner of 1,213,298 Shares. Mr. Moyes and his wife are grantors, trustees, and beneficiaries of the Moyes Trust. The Partnership is the direct and beneficial owner of 913,751 Shares. Ronald Moyes, the brother of Jerry Moyes, is the sole general partner of the Partnership.

         Mr. Moyes has been appointed Chairman of the Board and has been granted warrants to purchase 300,000 additional Shares at a price of $7.00 per share. Also appointed to the registrant's Board of Directors were Lou Edwards, Gordon
K. Holladay, Earl H. Scudder, and Jon Isaacson, all of whom were suggested by Mr. Moyes. Mr. Isaacson has been appointed to serve as the registrant's new Chief Executive Officer. To make way for the newly-appointed directors and Chief Executive Officer, Mr. Simon resigned as Chairman of the Board and Chief
Executive Officer, and all of the registrant's former directors, with the exception of Mr. Simon and his son Kelle A. Simon, resigned as directors. The number of director positions comprising the registrant's Board of Directors was reduced from nine to seven.

         The following is a summary of certain provisions of (a) the Warrant Agreement dated September 19, 2000, by and between the registrant and Mr. Moyes (the "Warrant Agreement"), and (b) the Voting Agreement dated September 19, 2000, by and between the registrant and certain of the stockholders of the registrant, including Mr. Moyes, the Trust, SME-Utah, and the Partnership (the "Voting Agreement"). This summary is qualified in its entirety by the actual
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provisions of the foregoing  documents,  each of which is filed as an Exhibit to this Form 8-K and is incorporated herein by this reference.

         (a) Warrant Agreement. Pursuant to the terms of the Warrant Agreement, the registrant granted to Mr. Moyes warrants to purchase 300,000 Shares at $7.00 per share, which warrants shall become exercisable at the rate of 100,000 per year on each of September 19, 2001, 2002, and 2003.

         (b) Voting Agreement. Pursuant to the terms of the Voting Agreement, the registrant agrees to submit to its stockholders at the next annual or special meeting of stockholders the Option Proposal (as hereafter defined) for review and a vote thereon by the registrant's stockholders, and the stockholders party to the Voting Agreement, including, but not limited to: Mr. Moyes, the Moyes Trust, SME-Utah, and the Partnership, agree to vote all of the Shares owned by them in favor of and for approval of the Option Proposal (as hereafter defined). "Option Proposal," shall mean the following: (i) the issuance of options to purchase up to 375,000 Shares to certain executive employees of the registrant; (ii) the issuance of warrants to purchase up to 300,000 Shares to Mr. Moyes; (iii) the issuance of Shares upon the exercise of such options or warrants; and (iv) the amendment of the registrant's Incentive Stock Plan required to facilitate the issuance of more than 25,000 Shares upon the exercise of such options.

         Other than the foregoing, there are no arrangements or understandings between members of both the former and new control groups and their associates with respect to the election of directors or other matters.

         The Purchase is described in an Information Statement filed with the Securities and Exchange Commission on September 8, 2000, pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder (the "Information Statement"). By this reference the Information Statement is made a part hereof. A copy of the press release announcing the Purchase is attached hereto as Exhibit 99.3 and by this reference made a part hereof.

ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS

         The following documents are filed as exhibits:

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Exhibit                                  Description
------------------- ------------------------------------------------------------
------------------- ------------------------------------------------------------
       99.1 Warrant Agreement dated September 19, 2000, by and between the registrant and Mr. Moyes.
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------------------- ------------------------------------------------------------
       99.2 Voting Agreement dated September 19, 2000, by and between the registrant and certain of the stockholders of the registrant.
------------------- ------------------------------------------------------------
------------------- ------------------------------------------------------------
       99.3         Press Release dated September 19, 2000.
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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SIMON TRANSPORTATION SERVICES INC.

Date: October 4, 2000                    By: /s/ Alban B. Lang
                                         Alban B. Lang, Chief Financial Officer,
                                         Treasurer, and Secretary